                              GREEN CENTURY FUNDS
       Supplement dated June 1, 2000 to Prospectus dated December 1, 1999

  This Supplement updates certain information contained in the Green Century Funds Prospectus dated December 1, 1999. You should retain both the Supplement and the Prospectus for future reference. You may obtain additional copies of the Prospectus, including a copy of the Prospectus incorporating the changes below by calling 1-800-93-Green.
  . The charts and tables below replace the similar information provided on pages 3 and 4 of the Prospectus dated December 1, 1999.
  . The section on page 18 regarding Year 2000 is deleted in its entirety.

How have the Funds performed in the past?
  The charts and table below provide some indication of the risks of investing in the Funds by illustrating that returns can differ from one year to the next and by comparing this information to broad measures of market performance. Each Fund's past performance is no guarantee of how it will perform in the future.
Annual Total Returns
                                    [GRAPH]

Green Century Balanced Fund

           93       94       95       96       97       98        99
           --       --       --       --       --       --        --
         -0.47    -4.28    18.26    25.02    19.00    -10.10     76.39

                                    [GRAPH]

Green Century Equity Fund

     92*       93*      94*       95*       96       97       98      99
     --        --       --        --        --       --       --      --
    11.27     5.75     -1.10     35.09     21.26    35.71    32.32   21.97

As of March 31, 2000, the year-to-date return for the Green Century Balanced Fund was 37.37%. As of the same date, the year-to-date return for the Green Century Equity Fund was 2.59%.

Green Century Balanced
 Fund
Best Quarter Ended
 12/31/99                52.63%
Worst Quarter Ended
 9/30/98                -21.97%

Green Century Equity
 Fund
Best Quarter Ended
 12/31/98             24.46%
Worst Quarter Ended
 9/30/98              -9.92%

Average Annual Total Returns

     For the periods ended        1 Year 5 Years Since Inception
     December 31, 1999
     Green Century Balanced Fund  76.39% 22.78%      14.09%
     (Inception March 18, 1992)
     Lipper Balanced Fund Index    8.98% 16.33%      12.63%
     Green Century Equity Fund    21.97% 29.11%      19.17%
     (Inception June 3, 1991*)
     S&P 500 Index                21.04% 28.56%      19.41%

* The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the Index Portfolio). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception, as listed below, reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

What fees and expenses will I pay?

  The following table describes the fees and expenses you may pay if you buy and hold shares of the Green Century Funds.

                                                   Balanced Fund Equity Fund/3/
  Shareholder Fees (fees paid directly from your
   investment)
    Maximum Sales Charge (Load) Imposed on
     Purchases                                          --             --
    Maximum Deferred Sales Charge (Load)                --             --
    Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends and Other Distributions       --             --
    Redemption Fee/1/                                   --             --
    Exchange Fee                                        --             --
  Annual Fund Operating Expenses (expenses that
   are deducted from Fund assets)
    Management Fees                                    0.75%         0.20%
    Distribution (12b-1) Fees                          0.25%           --
    Other Expenses:
     Administrative Fees/2/                            1.50%         1.30%
  Total Annual Fund Operating Expenses                 2.50%         1.50%

(1) A fee of $10.00 is charged for redemptions by wire. There is no charge for redemptions paid by check.
(2) Green Century Capital Management, Inc. (Green Century Capital Management), the administrator of each Fund, pays the operating expenses of the Funds (excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses). For this and other services, each Fund pays Green Century Capital Management an Administrative Fee at a rate such that the Equity Fund's total annual expenses are limited to 1.50% of the Equity Fund's average net assets and the Balanced Fund's total annual expenses are limited to 2.50% of the Balanced Fund's average net assets up to $30 million, 2.25% on its average net assets from $30 million to $100 million, and 1.75% on the Balanced Fund's average net assets in excess of $100 million.
(3) For the Equity Fund, the table reflects the fees and expenses of the Equity Fund and of the Index Portfolio in which it invests its assets, combined.

Example. This example is intended to help you compare the costs of investing in a Green Century Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in a Fund; (2) redeem all of your shares at the end of the periods shown; (3) earn a 5% return each year; and
(4) the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 Year               3 Years               5 Years               10 Years
   Balanced Fund          $253                 $779                  $1331                 $2836
   Equity Fund            $153                 $474                  $ 818                 $1791